UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2004

ITLA CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below are presentation materials.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	August 23, 2004	By:	/s/ Timothy M. Doyle Timothy M. Doyle Senior Managing Director and Chief Financial Officer

end

June 2004

ITLA CAPITAL CORPORATION

# Corporate Overview and Financial Highlights

WHERE financial OPPORTUNITIES begin...

# Index

# Forward Looking Statements

- **"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995**
  - *This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2004 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us.*

# Corporate Overview

- With total assets of $1.9 billion, ITLA Capital Corporation is the largest financial institution headquartered in San Diego, California
- Primary focus is commercial real estate lending – 72% of outstanding commercial real estate loans are secured by properties in California
- Expanded footprint now serving a growing customer base through seven retail branch locations and nineteen lending offices located in California, Nevada, Arizona, Texas, Washington, the Southeast, the Mid-Atlantic, the metro-New York region, and New England
- Deposits consist primarily of retail certificates of deposit

# Corporate Overview

- Converted to State-chartered commercial bank and regulated bank holding company effective January 1, 2003
- Regulated by the FDIC, the FRB and the California Department of Financial Institutions
- Taken public in October 1995 – previously a wholly owned subsidiary of Japanese finance company, then named Imperial Thrift and Loan Association
- Consistently profitable and growing since IPO – total assets have increased from $534 million at IPO to $1.9 billion at June 30, 2004

# Corporate Overview

- 8 consecutive years of record annual earnings
- Loan production totaling $4.8 billion with 48bps of losses since IPO
- Consistent operating efficiencies averaging 38.67% of net revenues and 2.03% of assets since becoming a public company
- ICB rated CMBS primary servicer of “CPS3 Small Loans” by Fitch Ratings effective May 26, 2004.

# Financial Highlights

- Completed acquisition of the $250.0 million ICCMAC Commercial and Multi-family CMO Trust for 1.02 times book value on March 28, 2000

- Completed the Acquisition of Asahi Bank of California for 1.2 times book value on January 31, 2002, adding approximately $50 million in assets and the Metavante commercial banking technology platform

- Completed the securitization of non-conforming residential loan portfolio on March 28, 2002, issued $86.3 million of insured asset-backed notes with AAA and Aaa rating

# Financial Highlights

- Acquired the performing loan portfolio and operating assets of the Lewis Horwitz Organization ("LHO") on October 25, 2002 for 1.01 times book value. Now branded ICB Entertainment Finance, this platform brings modest diversification through a niche business lending platform as well as providing cross-sell opportunities for retail banking products.

- Launched strategic banking alliance with Household International, Inc. tax refund lending and commercial private label revolving credit units on November 20, 2002. Realized pretax income in excess of $13.9 million, consisting of $9.3 million of net premiums earned on the sale of RAL loans and $4.6 million of processing and administrative fees for the six months ended June 30, 2004.

# Financial Highlights

- As of June 30, 2004, ITLA's shares have increased approximately 267% and has outperformed the NASDAQ Composite by approximately 315% since January 2000.

- Retired 28% of outstanding common stock and returned approximately $42.6 million of capital to shareholders through Common Stock Repurchase Program

- Raised additional capital through the issuance of $86.6 million of Trust Preferred Securities

- All balance sheet growth and expansion into new markets substantially financed via net earnings

# Net Income

Operating Performance

Dollars in Millions



$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$10.0
$12.5
$14.8
$16.2
$18.1
$18.2
$20.0
$29.6
$19.4
1996
1997
1998
1999
2000
2001
2002
2003
2004 (6 Mos)

# Growth in Earnings per Share

Operating Performance


$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.36
$1.57
$1.89
$2.21
$2.51
$2.72
$3.16
$4.55
$2.93
1996
1997
1998
1999
2000
2001
2002
2003
2004 (6 Mos)

# Return on Average Equity



20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
12.86%
13.23%
13.95%
14.23%
13.95%
13.28%
13.56%
16.88%
19.61%
1996
1997
1998
1999
2000
2001
2002
2003
2004 (6 Mos)

Operating Performance

# Return on Average Equity Comparison

Operating Performance

**Year-to-Date**
**Source: SNL Financial**


35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
13.47%
13.54%
13.56%
31.72%
21.95%
18.50%
16.88%
28.17%
19.61%
10.40%
11.09%
11.07%
17.48%
16.76%
17.45%
14.37%
16.66%
Public Thrifts through 12/31/02, CA Banks $500 million - $5 billion in Assets, eff 1/1/03
ITLA Capital Corporation

# Return on Average Assets

Operating Performance



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.44%
1.46%
1.46%
1.57%
1.47%
1.32%
1.41%
1.71%
1.79%
1996
1997
1998
1999
2000
2001
2002
2003
2004 (6 Mos)

# Return on Average Assets Comparison

Operating Performance

**Year-to-Date**
**Source: SNL Financial**


2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.41%
1.44%
1.41%
1.81%
1.66%
1.80%
1.71%
2.11%
1.79%
0.98%
1.01%
0.98%
1.44%
1.31%
1.38%
1.11%
1.31%
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
Public Thrifts through 12/31/02, CA Banks $500 million - $5 Billion in Assets Eff 1/1/03
ITLA Capital Corporation

# Asset and Revenue Per Associate

Dollars in Millions


Assets per Associate
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$7.68
$4.10
3/31/04
ITLA
Average of FDIC-Insured Comm'l Banks with Assets Between $1-3 Billion


Revenue per Associate
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.77
$0.25
3/31/04

# Asset Growth – Total Assets

Operating Performance


Dollars in Millions
$2,000
$1,600
$1,200
$800
$400
$0
$534
$810
$1,016
$1,033
$1,116
$1,415
$1,508
$1,722
$1,818
$1,883
I
P
O
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

# Book Value



Dollars in Millions
$240
$200
$160
$120
$80
$40
$0
$39
IPO
$89
$99
$106
$124
$134
$138
$157
$187
$202
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Operating Performance

# Summary of Annual Loan Production

Dollars in Millions

Total Cumulative Production of $4.8 billion

Total Cumulative Losses of 53 basis points


$800
$700
$600
$500
$400
$300
$200
$100
$0
$365
$356
$26
$395
$136
$394
$403
$251
$502
$536
$37
$94
$795
$413
$6
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)
Acquisition of Lewis Horwitz Organization
Acquisition of Asahi Bank of California
Acquisition of ICCMAC Trust
Loans Sold to Third Party Investors
Annual Loan Production

# Loan Portfolio


Dollars in Millions
(Excludes Loans held for Sale)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$448
$662
$814
$891
$971
$1,285
$1,311
$1,471
$1,539
$1,596
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Lending Operations

# Composition of Loan Portfolio

Dollars in Millions | June 30, 2004 | $1,596 million

| Type | Amount | |
|---|---|---|
| **REAL ESTATE LOANS** | | |
| Apartments | $694 | |
| Construction | 133 | |
| Retail | 128 | |
| Office | 115 | |
| Mixed Use | 73 | |
| Hotel | 72 | |
| Special Purpose | 43 | |
| Mobile Home Park | 35 | |
| Mini-Storage Facility | 30 | |
| Warehouse | 27 | |
| 1-4 Family Residential | 2 | |
| Land | 1 | |
| | | 1,353 |
| **COMMERCIAL LOANS** | | |
| Franchise | 133 | |
| Film Finance | 101 | |
| Comm'l Priv Label RC | 9 | |
| | | 243 |
| **Grand Total** | | $1,596 |




2003 ACADEMY AWARD WINNER
CHARLIZE THERON • BEST ACTRESS
CHARLIZE THERON CHRISTINA RICCI
MONSTER





# Collateral – Real Estate Loans

June 30, 2004 $1,353 Million

Northern California

$267 / 20%



California

$956 / 72%

Southern California

$689 / 52%



Non-California

$397 / 28%

# Net Interest Spread Summary

Lending Operations



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.58%
4.29%
4.30%
4.47%
3.72%
3.68%
4.93%
4.39%
3.31%
1996
1997
1998
1999
2000
2001
2002
2003
2004
(6 Mos)

# Imperial Capital Bank Yield and Spread Summary

Lending Operations

For the Period 12/02 – 6/04



7.58%
4.56%
5.45%
6.69%
6.72%
5.15%
5.70%
4.86%
1.85%
2.82%
4.15%
4.27%
2.89%
3.48%
2.72%
2.71%
2.63%
2.54%
2.45%
2.26%
2.22%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
Avg. Yield on Earnings Assets
Avg. Rate on Interest-Bearing Liabilities
Primary Spread

Year to Date

# Historical Cost of Funds vs. Six-Month LIBOR

Lending Operations


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004 (6 Mos)
5.80%
4.82%
4.75%
5.94%
5.64%
5.77%
5.74%
5.34%
6.32%
5.31%
3.07%
2.46%
2.52%
3.62%
3.43%
5.08%
6.09%
5.59%
5.84%
5.54%
6.66%
3.73%
1.88%
1.23%
1.35%
Average 6-Mos Libor
ITLA Cost of Funds

# Charge Off Experience

Loan Loss Summary

Charge-Offs as a Percent of Average Loans


3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
3.27%
0.37%
0.28%
-0.01%
0.20%
0.18%
0.39%
0.36%
0.52%
-0.01%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004 (6 Mos)

# Non-Performing Loans


Non-Performing Loans as a Percent of Total Loans
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.46%
0.96%
1.09%
0.62%
0.82%
1.42%
1.17%
0.36%
0.55%
0.90%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Loan Loss Summary

# Non-Performing Assets to Total Assets

Non-Performing Assets as a Percent of Total Assets



2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
2.08%
1.46%
1.21%
0.64%
0.81%
1.44%
1.92%
1.08%
0.86%
0.82%
I
P
O
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

# Loan Loss Reserve Coverage

Loan Loss Summary

Allowance for Loan Losses as a Percent of NPLs


600.0%
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
169.5%
146.2%
309.4%
249.4%
149.8%
174.3%
555.6%
392.3%
249.4%
1996
1997
1998
1999
2000
2001
2002
2003
2004

# Efficiency Ratio Comparison

Operating Efficiency


70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
61.32%
61.33%
59.12%
60.79%
58.20%
55.60%
58.15%
56.74%
56.40%
55.89%
45.10%
36.20%
41.96%
39.19%
38.69%
35.94%
37.85%
36.70%
36.59%
31.25%
38.49%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)
2004 (6 Mos)
ITLA Capital Corporation
All Thrifts through 12/31/02,CA Banks $500 million - $5 billion Eff 1/1/03

Source: SNL Financial

# Summary of Excess Capital over Regulatory Capital


$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$37,555
$23,246
$39,719
$22,680
$24,305
$5,577
$32,761
$13,318
$38,622
$17,271
$46,128
$22,966
$90,385
$62,325
$113,576
$83,533
$124,188
$91,827
1996
1997
1998
1999
2000
2001
2002
2003
2004
Imperial Capital Bank Excess Capital over Adequately Capitalized
Imperial Capital Bank Excess Capital over Well Capitalized

# 51 Months: Jan 2000 – Jun 2004

Stock Performance



ITLA - Stock Price Performance 12/31/1999 - 6/30/2004
Change (%)
320
240
160
80
0
-80
6/00
12/00
6/01
12/01
6/02
12/02
6/03
12/03
6/04
ITLA (+221.67%)
NASDAQ (-49.68%)
Vol. (000)
200
150
100
50
0
7/00
1/01
7/01
1/02
7/02
1/03
7/03
1/04

# P:E Ratio Comparison



20.0
16.0
12.0
8.0
4.0
0.0
13.9
13.5
13.8
13.6
14.6
14.5
13.5
13.3
13.3
13.2
13.5
13.4
14.9
14.8
16.3
15.4
17.6
16.8
19.0
17.7
7.7
8.8
10.4
10.0
10.6
7.5
8.9
9.4
11.0
10.6
8.7
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
ITLA Capital Corporation
Public Thrifts (Source: Friedman Billings Ramsey, Inc.)
Public Banks (Source: Friedman Billings Ramsey, Inc.)

# Strategic Overview

- **Commercial Real Estate Lending**
  - Expand Regional Presence in Western States
  - Imperial Capital Express – Small Balance Multi-family Lending National Expansion
  - Fitch Rating of ICB Loan Servicing Operations
- **Business Lending Diversification**
  - ICB Entertainment Finance
  - Imperial Capital Franchise Finance
  - Develop and/or Acquire Synergistic Business Lending Products or Platforms
- **Banking Products and Services**
  - Demand Account Generation
  - Technology Driven Products and Services
- **Cross-Selling Opportunities**
  - Relationship Business Banking
  - Existing Customer Base
  - Underserved Small Market Niche Customers
- **Strategic Acquisitions**